INCOME TAX	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAX

NOTE 13 – INCOME TAX

As of December 31, 2023 and 2022, the Company had gross federal net operating loss carryforwards of approximately $29.8 million and $21.4 million, respectively. Management expects the limitation placed on the federal net operating loss carryforwards prior to the ownership change will likely expire unused. As of December 31, 2023, all tax years are open for examination by the taxing authorities.

Due to the enactment of the Tax Reform Act of 2017, the corporate tax rate for those tax years beginning with 2018 has been reduced to 21%.